ManpowerGroup First Quarter Results April 21, 2016 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” is pres nt tio contain statements, including financial projections, that are forward-looki g in nature. These stateme ts are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and u certainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion concerning factors tha could cause actual results to materially differ from those in the forward-look ng statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated D c mber 31, 2015, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup April 2016

April 2016 3 ManpowerGroup As Reported Q1 Financial Highlights 1% Revenue $4.6B 5% CC 10 bps Gross Margin 16.9% 7% Operating Profit $132M 11% CC 20 bps OP Margin 2.9% 18% EPS $0.98 22% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Financial Highlights ManpowerGroup 2016 First Quarter Results

April 2016 4 ManpowerGroup EPS Bridge – Q1 vs. Guidance Midpoint ManpowerGroup 2016 First Quarter Results $0.91 $0.98 +0.05 +0.01 +0.01 Q1 Guidance Midpoint Operational Performance Currency (-3¢ vs -4¢) WAS Q1 Reported

April 2016 5 ManpowerGroup Consolidated Gross Margin Change ManpowerGroup 2016 First Quarter Results 16.8% 16.9% Q1 2015 Acquisition Impact Staffing/Interim Permanent Recruitment Currency Other Q1 2016 +0.2% -0.2% +0.1% -0.1% +0.1%

April 2016 6 ManpowerGroup Growth in CC % Business Line Gross Profit – Q1 2016 █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total ManpowerGroup 2016 First Quarter Results $476M 62% $163M 21% $94M 12% $41M 5% $774M 2 13 7 5 5

April 2016 7 ManpowerGroup 639.2 642.1 Q1 2015 Reported Currency Impact Acquisitions Operational Impact Q1 2016 14.1% % of Revenue % of Revenue 14.0% -21.7 +27.4 -2.8 (1) SG&A Expense Bridge – Q1 YoY (in millions of USD) (1) This was unfavorably impacted 10 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A as a % of Revenue was 13.9%. ManpowerGroup 2016 First Quarter Results

April 2016 8 ManpowerGroup As Reported Q1 Financial Highlights 4% Revenue $1.0B 4% CC 14% OUP $34M 23% CC 50 bps OUP Margin 3.3% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (23% of Revenue) ManpowerGroup 2016 First Quarter Results

April 2016 9 ManpowerGroup Americas – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue -3% -8% -21% 3% -3% 11% 31% 20% US Mexico Argentina Other 67% 11% 4% 18% ManpowerGroup 2016 First Quarter Results (1) On an organic basis, Other Americas revenue decreased 9% (+7% in CC). (1)

April 2016 10 ManpowerGroup As Reported Q1 Financial Highlights 3% Revenue $1.7B 5% CC 1% OUP $72M 0% CC 10 bps OUP Margin 4.3% Southern Europe Segment (37% of Revenue) ManpowerGroup 2016 First Quarter Results

April 2016 11 ManpowerGroup Southern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue 4% -3% 15% -1% 6% -1% 17% 0% France Italy Spain Other 64% 16% 7% 13% ManpowerGroup 2016 First Quarter Results

April 2016 12 ManpowerGroup As Reported Q1 Financial Highlights 0% Revenue $1.2B 4% CC 8% OUP $33M 11% CC 20 bps OUP Margin 2.7% Northern Europe Segment (26% of Revenue) ManpowerGroup 2016 First Quarter Results

April 2016 13 ManpowerGroup -12% 49% -8% 4% 8% -11% -6% 52% -4% 6% 10% -3% UK Germany Nordics Netherlands Belgium Other 39% 19% 19% 11% 7% 5% (1) (1) Northern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Germany revenue increased 2% (+4% in CC) and Belgium revenue increased 3% (+5% in CC). ManpowerGroup 2016 First Quarter Results

April 2016 14 ManpowerGroup As Reported Q1 Financial Highlights 8% Revenue $576M 12% CC 2% OUP $19M 6% CC 20 bps OUP Margin 3.3% APME Segment (13% of Revenue) ManpowerGroup 2016 First Quarter Results

April 2016 15 ManpowerGroup APME – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Australia/NZ revenue decreased 6% (+3% in CC). 7% 19% 3% 4% 30% 10% Japan Australia/NZ Other 35% 24% 41% (1) ManpowerGroup 2016 First Quarter Results

April 2016 16 ManpowerGroup As Reported Q1 Financial Highlights 1% Revenue $64M 2% CC 69% OUP $10M 71% CC 610 bps OUP Margin 14.9% Right Management Segment (1% of Revenue) ManpowerGroup 2016 First Quarter Results

April 2016 17 ManpowerGroup Cash Flow Summary – Q1 ManpowerGroup 2016 First Quarter Results (in millions of USD) 2016 2015 Net Earnings 72 66 Non-cash Provisions and Other 47 48 Change in Operating Assets/Liabilities 46 (92) Capital Expenditures (17) (10) Free Cash Flow 148 12 Change in Debt (16) 2 Acquisitions of Businesses net of cash acquired (14) (10) Other Equity Transactions (1) 5 Repurchases of Common Stock (118) (40) Effect of Exchange Rate Changes 17 (41) Other 1 - Change in Cash 17 (72)

April 2016 18 ManpowerGroup 120 -221 -231 125 132 768 516 468 855 880 -400 0 400 800 1,200 2012 2013 2014 2015 Q1 2016 Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) ManpowerGroup 2016 First Quarter Results 23% 15% 14% 24% 25% 0% 10% 20% 30% 2012 2013 2014 2015 Q1 2016

April 2016 19 ManpowerGroup (1) The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.67 and a fixed charge coverage ratio of 4.60 as of March 31, 2016. As of March 31, 2016, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $293.3M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 397 - Euro Notes - €400M 1.913% Sep 2022 452 - Revolving Credit Agreement 1.44% Sep 2020 - 599 Uncommitted lines and Other Various Various 31 263 Total Debt 880 862 Debt and Credit Facilities – March 31, 2016 (in millions of USD) (2) (1) ManpowerGroup 2016 First Quarter Results

April 2016 20 ManpowerGroup Second Quarter Outlook Revenue Total Up 3-5% (Up 5-7% CC) Americas Down 1-3% (Up 4-6% CC) Southern Europe Up 5-7% (Up 3-5% CC) Northern Europe Up 4-6% (Up 8-10% CC) APME Up 7-9% (Up 8-10% CC) Right Management Down/Up 1% (Up 1-3% CC) Gross Profit Margin 17.1 – 17.3% Operating Profit Margin 3.7 – 3.9% Tax Rate 38.0% EPS $1.47 – $1.55 (unfavorable $0.02 currency) ManpowerGroup 2016 First Quarter Results

April 2016 21 ManpowerGroup Key Take Aways Solid quarterly performance despite the uneven market conditions, with good progress in all brands and offerings. We remain committed to seizing growth opportunities aligned with our strategies, achieving good leverage on that growth and continuing to build on our position as the leading global workforce solutions company. The global economic recovery remains slow and uneven; we are well positioned to provide employers with more workforce flexibility given our global footprint, market leading coverage of emerging markets, strong global brands, and strength in our solutions business. ManpowerGroup 2016 First Quarter Results